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                                                                   EXHIBIT 32(b)


             PEOPLES ENERGY CORPORATION AND CONSOLIDATED AFFILIATES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the combined Annual Report of Peoples Energy Corporation (the "Company"), The Peoples Gas Light and Coke Company ("Peoples Gas") and North Shore Gas Company ("North Shore Gas") on Form 10-K for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas A. Nardi, Senior Vice President and Chief Financial Officer of the Company, Peoples Gas and North Shore Gas, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company, Peoples Gas and North Shore Gas.


  /s/  Thomas A. Nardi                                December 14, 2004
----------------------                                -----------------
                                                            Date
Thomas A. Nardi
Senior Vice President and
Chief Financial Officer of
Peoples Energy Corporation


  /s/  Thomas A. Nardi                                December 14, 2004
----------------------                                -----------------
                                                            Date
Thomas A. Nardi
Senior Vice President and
Chief Financial Officer of
The Peoples Gas Light and Coke Company


  /s/  Thomas A. Nardi                                December 14, 2004
----------------------                                -----------------
                                                            Date
Thomas A. Nardi
Senior Vice President and
Chief Financial Officer of
North Shore Gas Company